Exhibit 10.40

                          AMENDMENT NO. 1 TO TITLE XI
                      RESERVE FUND AND FINANCIAL AGREEMENT
                      ------------------------------------


This Amendment No. 1 to the Title XI Reserve Fund and Financial Agreement ("Amendment No. 1") dated as of January 21, 2000 between Perforadora Central S.A. de C.V., a Mexican corporation (the "Shipowner") and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936 as amended.



RECITALS:


A. The Shipowner and the Secretary entered into the Title XI Reserve Fund and Financial Agreement dated November 5, 1998 (the "Initial Agreement"), in connection with the financing of the TONALA, a LeTourneau Design Super 116C Jack-Up Drilling Unit (the "Vessel"), which had not been delivered as of the date of said Initial Agreement;

B. On the date hereof, the Shipowner has accepted delivery of the Vessel, said Vessel being named TONALA; and

C. The Shipowner and the Secretary desire to amend the Initial Agreement to reflect (i) the delivery of the Vessel, by adding the TONALA to Exhibit "A" of the Initial Agreement; (ii) the cumulative Net Worth of the Shipowner; (iii) the mimimum equity investment of the Shipowner as of the delivery of the Vessel; and (iv) certain changes to the requirements of Section 9(a).

         NOW, THEREFORE, in consideration of the premises, the mutual conveyance herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Secretary agree as follows:

1.       Attachment A is hereby amended to add the TONALA thereto.

2. Attachment A is also amended to reflect the cumulative Net Worth and minimum required equity investment of the Shipowner, as set forth therein.

3. Section 9(a) of the Title XI Reserve Fund and Financial Agreement is hereby amended to delete the words "M.A. Form 172" wherever it appears thereon, and to substitute therefore the words "financial statements and reports produced and used in the ordinary course of the Company's business, including a balance sheet and income statement, submitted both in Mexican pesos following Mexican GAAP (Generally Accepted Accounting Practices) and converted to U.S. dollars and U.S. GAAP.

4. Capitalized terms used here and not defined herein have the meanings described thereto in the Initial Agreement .

5. Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary and the same as held by any other party hereto, the provisions of the original of this document held by the Secretary shall prevail.

6. Except as specifically amended hereby, all of the conditions and provisions of the Initial Agreement shall remain in full force and effect and each such term and provision is hereby ratified and confirmed.

7. This Amendment No. 1 may be executed in any number of counterparts. Each of said counterparts shall be deemed to be an original, but all of such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Amendment No. 1 has been executed by the Company on January 21, 2000, and by the Secretary on January 21, 2000, effective as of the date first above written.


                                            PERFORADORA CENTRAL S.A. DE C.V.



                                            BY:   /s/ PATRICIO ALVAREZ MORPHY
                                               -------------------------------
                                                   PATRICIO ALVAREZ MORPHY,
                                                   PRESIDENT
ATTEST



/s/ JORGE VILLAPANDO BORREGO
--------------------------------------
JORGE VILLALPANDO BORREGO
VICE PRESIDENT AND ASSISTANT SECRETARY

                                            UNITED STATES OF AMERICA
                                            SECRETARY OF TRANSPORTATION

                                            BY:  MARITIME ADMINISTRATOR


                                            BY:   /s/ JOEL C. RICHARD
                                               --------------------------------
                                               SECRETARY,
                                               MARITIME ADMINISTRATION
[SEAL]

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

                            ATTACHMENT A TO TITLE XI
                      RESERVE FUND AND FINANCIAL AGREEMENT


(Contract No. MA-13452)

1. This Title XI Reserve Fund and Financial Agreement shall apply to the Shipowner's Vessel named TONALA, I.M.O. No. 8764523, HP-9700.







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